Exhibit 10.207

RETENTION AGREEMENT
RETENTION AGREEMENT dated the 8th day of January, 2015 between ENDO HEALTH SOLUTIONS INC. (“Endo”), a wholly-owned subsidiary of Endo International plc, and CAROLINE B. MANOGUE (“Ms. Manogue” and together with Endo, the “Parties”).
WHEREAS, Ms. Manogue is serving as Endo’s Executive Vice President and Chief Legal Officer, pursuant to an Agreement entered into on December 19, 2007 (the “Employment Agreement”);
WHEREAS, Ms. Manogue has provided Endo with notice that she intends to terminate her employment with Endo, and she will cease to serve as Executive Vice President and Chief Legal Officer;
WHEREAS, Endo wishes to retain Ms. Manogue in her current position for a transition period and thereafter as a consultant to provide consulting services to Endo for a period of time following the termination of her employment; and
WHEREAS, Endo and Ms. Manogue desire to enter into this Retention Agreement (this “Agreement”) to set forth the Parties’ agreement as to Ms. Manogue’s entitlements and continuing obligations in connection with her termination of employment and her role as a consultant to Endo.
NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Capitalized Terms. Unless otherwise defined herein, capitalized terms shall have the meaning set forth in the Employment Agreement.

2.
Termination Date. The Parties agree that July 1, 2015 shall be Ms. Manogue’s last day of employment with Endo (the “Termination Date”). Ms. Manogue’s service as Executive Vice President and Chief Legal Officer shall terminate as of the Termination Date (or, following reasonable notice to Ms. Manogue, such earlier date that Endo appoints a successor). Endo shall continue to pay Ms. Manogue at her current rate of Salary and continue all of her Benefits through the Termination Date, in accordance with the terms of the Employment Agreement. Effective as of the Termination Date (or such earlier date that Endo appoints a successor), Ms. Manogue hereby resigns from all positions she holds as an officer, director or otherwise with respect to Endo and its affiliates.

3.
Retention Payment. Subject to Ms. Manogue’s continued employment with Endo pursuant to the terms of the Employment Agreement through the Termination Date, and subject to Ms. Manogue executing the general release of claims attached hereto as Annex A (the “Release”) within twenty-one (21) days following the Termination Date and not revoking her consent to such Release within seven (7) days of such execution, Ms. Manogue shall receive payment of $500,000 in cash within sixty (60) days following the Termination Date. For the avoidance of

Exhibit 10.207

doubt, if Endo appoints a successor to Ms. Manogue prior to the Termination Date, subject to the execution and non-revocation of the Release as set forth above, Ms. Manogue shall still be entitled to receive, and shall receive within sixty (60) days following the Termination Date, the retention payment referred to in this paragraph so long as Ms. Manogue provides transition support to such successor.

4.
Remuneration Upon Termination. The Parties acknowledge that in connection with Ms. Manogue’s termination of employment with Endo, she shall be entitled to (or eligible for, as the case may be) the following:

(a)
any accrued but unpaid salary or vacation pay, which shall be paid to her in accordance with Endo’s policies with respect to such remuneration, and Ms. Manogue’s vested rights under any benefit plan maintained by Endo or its affiliates, which shall be governed by the terms and conditions of the appropriate plan document;

(b)
subject to Ms. Manogue executing the Release within twenty-one (21) days following the Termination Date and not revoking her consent to such Release within seven (7) days of such execution and Ms. Manogue satisfying her obligations under Section 5 of this Agreement, Ms. Manogue will receive her Incentive Compensation (as defined in the Employment Agreement) based on her then current target and Endo’s actual performance for 2015 and prorated based on the number of days elapsed through the Termination Date, with such amount payable at such time the Incentive Compensation is paid to employees who have not experienced a termination of employment;

(c)
subject to Ms. Manogue executing the Release within twenty-one (21) days following the Termination Date and not revoking her consent to the Release within seven (7) days of such execution and Ms. Manogue satisfying her obligations under Section 5 of this Agreement, (1) any outstanding and unvested stock options shall continue to vest during the Consulting Period (as defined below), provided that any stock options that remain unvested as of the termination of the Consulting Period shall terminate upon such date; (2) the outstanding performance share units granted to Ms. Manogue in 2013 shall vest, without proration and disregarding any provisions regarding continued employment, consistent with the terms contained therein and based upon achievement of the actual performance criteria applicable to such awards and any portion of such units that are not earned shall be forfeited; and (3) in consideration for her service through the Termination Date and her agreement to provide services during the Consulting Period, each other equity compensation award shall, as of the Termination Date, be treated in accordance with the provisions applicable to a termination of employment without Cause (as defined in the Employment Agreement).

5.	Consulting Services.

Exhibit 10.207

(a)
For a period beginning on the Termination Date and expiring July 1, 2016 (the “Consulting Period”), Ms. Manogue agrees to perform for Endo services related to company business and legal matters as directed by Endo (the “Services”).  Ms. Manogue shall not be required to perform more than 20 hours of Services per week. All Services will be performed by Ms. Manogue with a level of skill and care generally exercised by others performing the same or similar services. In performing the Services, Ms. Manogue will comply fully with all applicable laws, and all applicable policies of Endo and its affiliates.

(b)	In exchange for the Services performed hereunder:

(i)	Endo agrees to pay Ms. Manogue an aggregate amount equal to $500,000 in cash, which shall be payable in substantially equal portions no less frequently than monthly;

(ii)
subject to Ms. Manogue executing the general release of claims attached hereto as Annex B (the “Second Release”), within 21 days following the expiration or termination of the Consulting Period (as it may have been extended) pursuant to the terms hereof, and the applicable seven (7) calendar day revocation period expiring without revocation, and Ms. Manogue satisfying her obligations under this Section 5 of this Agreement, Ms. Manogue will be provided continued coverage for herself and her dependents under any health, medical, dental, vision or life insurance program or policy in which Ms. Manogue was eligible to participate as of the Termination Date, until the termination of the Consulting Period, at the rates applicable to active employees; provided that such coverage shall become secondary to any coverage provided to Ms. Manogue by a subsequent employer and to any Medicare coverage for which Ms. Manogue becomes eligible. After such period, Ms. Manogue and her dependents who are qualified beneficiaries shall be entitled, at Ms. Manogue's election and cost, to eighteen (18) months of continuation coverage at COBRA rates;

(iii)
Endo shall reimburse Ms. Manogue for any reasonable and documented out of pocket travel and meal expenses incurred by Ms. Manogue in providing the Services, provided that they are consistent with Endo’s travel policy and that appropriate proof of expenditure is provided;

(iv)
subject to Ms. Manogue executing the Second Release, within 21 days following the expiration or termination of the Consulting Period (as it may have been extended) pursuant to the terms hereof, and the applicable seven (7) calendar day revocation period expiring without revocation, any vested stock options held by Ms. Manogue that remain outstanding at the expiration of the Consulting Period shall remain exercisable for 1 year following termination of the Consulting Period.

Exhibit 10.207

(c)
Ms. Manogue may terminate the Services by written notice at any time.  Endo may terminate the Services only for Cause.  On termination of the Services under this Section 5(c) prior to July 1, 2016, no further payments or benefits shall be due to Ms. Manogue under Sections 4 or 5 of this Agreement (other than under Section 5(b)(iii)).

(d)
In all matters relating to the Services, Ms. Manogue shall be acting as an independent contractor. Neither Ms. Manogue, nor any affiliated employees or subcontractors, shall be the agent(s) or employee(s) of Endo under the meaning or application of any federal or state laws, including but not limited to unemployment insurance or worker’s compensation laws.  Ms. Manogue will be solely responsible for all income, business or other taxes such as social security and unemployment payable as a result of fees paid for the Services.  Ms. Manogue shall not sign any agreements or make any commitments on behalf of Endo, or bind Endo in any way, nor shall Ms. Manogue make any public statements on behalf of or with respect to Endo, in each case without prior express written authorization from Endo.

6.	Confidentiality. The Article entitled “Non-Disclosure Covenant” as set forth in the Employment Agreement shall continue to apply.

7.
Restrictive Covenants. The Article entitled “Non-Competition and Non-Interference” as set forth in the Employment Agreement, is incorporated by reference herein; provided, however, that nothing in this Agreement shall limit in any way Ms. Manogue’s ability to engage in the practice of law. For the avoidance of doubt, the “Employment Period” (as defined in the Employment Agreement) shall not include the Consulting Period and the “Post-Employment Period” (as defined in the Employment Agreement) shall commence on the Termination Date. Endo’s right to injunctive relief and additional remedies as set forth in Section 9.1 of the Employment Agreement shall continue to apply.

8.	Nondisparagement and Cooperation

(a)
Nondisparagement. Ms. Manogue covenants that she will not disparage or encourage or induce others to disparage Endo or its affiliates, together with all of their respective past and present directors and officers, as well as their respective past and present managers, officers, shareholders, partners, employees, agents, attorneys, servants and customers and each of their predecessors, successors and assigns (collectively, the “Endo Entities and Persons”); provided that such limitation shall extend to past and present managers, officers, shareholders, partners, employees, agents, attorneys, servants and customers only in their capacities as such or in respect of their relationship with Endo and its affiliates. Endo agrees that neither Endo nor any director or officer, will make any statement that disparages Ms. Manogue or encourages or induces others to disparage Ms. Manogue. The term “disparage” includes, without limitation, comments or statements adversely affecting in any manner (i) the conduct of the business of the Endo Entities and Persons or Ms. Manogue, or (ii) the

Exhibit 10.207

business reputation of the Endo Entities and Persons or Ms. Manogue. Nothing in this Agreement is intended to or shall prevent either party from providing, or limiting testimony in response to a valid subpoena, court order, regulatory request or other judicial, administrative or legal process or otherwise as required by law, or in arbitration under this Section 8.

(b)
Ms. Manogue agrees to cooperate fully with Endo and its affiliates in all matters concerning: (i) requests for information about the services or advice Ms. Manogue provided to Endo during her employment with Endo, its affiliates and their predecessors, (ii) the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of Endo, its affiliates and their predecessors which relate to events or occurrences that transpired while Ms. Manogue was employed by Endo, its affiliates or their predecessors or (iii) any investigation or review by any federal, state or local regulatory, quasi-regulatory or self-governing authority as any such investigation or review relates to events or occurrences that transpired while Ms. Manogue was employed by Endo, its affiliates and their predecessors. Ms. Manogue’s cooperation shall include: (A) being available to meet and speak with officers or employees of Endo, Endo’s counsel or any third-parties at the request of Endo at times and locations to be determined by Endo, (B) giving accurate and truthful information at any interviews and accurate and truthful testimony in any legal proceedings or actions, (C) producing all documents in Ms. Manogue’s possession or control that Ms. Manogue is requested to produce, (D) executing accurate and truthful documents, and (E) taking such other actions as may reasonably be requested by Endo and/or Endo’s counsel to effectuate the foregoing. Ms. Manogue will not furnish information to or cooperate with any non-governmental entity (other than Endo) in connection with any proceeding or legal action involving Endo, its affiliates and their predecessors.

(c)
Endo will reimburse Ms. Manogue for any reasonable, out-of-pocket travel, hotel and meal expenses incurred in connection with Ms. Manogue’s performance of obligations pursuant to this Section 8 for which Ms. Manogue has obtained prior approval from Endo.

(d)
Nothing in this Agreement is intended to or shall preclude Ms. Manogue from providing accurate and truthful testimony in response to a valid subpoena, court order, regulatory request or other judicial, administrative or legal process or otherwise as required by law, in which event Ms. Manogue shall notify Endo in writing as promptly as practicable after receiving any such request of the anticipated testimony and at least ten (10) days prior to providing such testimony (or, if such notice is not possible under the circumstances, with as much prior notice as is possible).

9.
Representations. Ms. Manogue represents and agrees that, except for any concerns which she has previously identified to Endo, she is not aware of and has not engaged in any violations of any laws, rules or regulations with respect to any

Exhibit 10.207

accounting, financial, reporting, regulatory or any other others at Endo or its affiliates by any of their respective officers, directors, employees, agents or any other person providing services to them.

10.
Other Company Policies. Ms. Manogue agrees that she shall continue to be bound by and comply with the terms of any policies of Endo and its affiliates that survive termination of employment and shall comply fully with such policies during the Consulting Period.

11.
Indemnification. From and after the date hereof, Ms. Manogue shall be indemnified by Endo to the maximum extent permitted by applicable law. Endo agrees that Ms. Manogue will be covered by Endo’s directors’ and officers’ liability insurance in connection with her service as an officer and/or director and consultant of Endo or any of its affiliates, as well as the indemnification agreement dated May 5, 2009, between Endo and Ms. Manogue (the “Indemnification Agreement”).

12.	Release by Endo. On both the Termination Date and at the conclusion of the Consulting Period, Endo shall execute and deliver to Ms. Manogue the release attached to this Agreement as Annex C.

13.
Section 409A; Other Tax Matters. The Parties intend for the payments and benefits under this Agreement to be exempt from Section 409A or, if not so exempt, to be paid or provided in a manner which complies with the requirements of such section, and intend that this Agreement shall be construed and administered in accordance with such intention. Any payments that qualify for the “short-term deferral” exception or another exception under Section 409A shall be paid under the applicable exception. For purposes of the limitations on nonqualified deferred compensation under Section 409A, each payment of compensation under this Agreement shall be treated as a separate payment of compensation. Notwithstanding any other provision of this Agreement, Endo may withhold from amounts payable under this Agreement all amounts that are required or authorized to be withheld, including, but not limited to, federal, state, local and foreign taxes required to be withheld by applicable laws or regulations.

14.
Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the application of any choice-of-law rules that would result in the application of another state’s laws.

15.
Entire Agreement. This Agreement, together with the Indemnification Agreement, set forth the entire agreement between Ms. Manogue and Endo concerning the termination of Ms. Manogue’s employment and the provision of consulting services, and, except as otherwise provided herein (and except for Section 6.5(h) of the Employment Agreement, which shall survive in accordance with its terms), this Agreement supersedes any other written or oral promises concerning the subject matter of this Agreement, including, without limitation, those set forth in the Employment Agreement. No waiver or amendment of this Agreement will be effective unless it is in writing, refers to this Agreement, and is signed by Ms. Manogue and the Chief Executive Officer of Endo.

Exhibit 10.207

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

ENDO HEALTH SOLUTIONS INC.

By:	/s/ Rajiv De Silva

EMPLOYEE

/s/ Caroline B. Manogue
CAROLINE B. MANOGUE

Exhibit 10.207

ANNEX A
General Waiver & Release
THIS RELEASE AGREEMENT (the “Release”) is made by and between Caroline B. Manogue (“Executive”) and Endo Health Solutions Inc. (the “Company”).

1.
FOR AND IN CONSIDERATION of the payments and benefits provided in the Retention Agreement between Executive and the Company dated as of [ ], (the “Retention Agreement”), Executive, for herself, her successors and assigns, executors and administrators, now and forever hereby releases and discharges the Company, together with all of its past and present parents, subsidiaries, and affiliates, together with each of their officers, directors, stockholders, partners, employees, agents, representatives and attorneys, and each of their subsidiaries, affiliates, estates, predecessors, successors, and assigns (hereinafter collectively referred to as the “Releasees”) from any and all rights, claims, charges, actions, causes of action, complaints, sums of money, suits, debts, covenants, contracts, agreements, promises, obligations, damages, demands or liabilities of every kind whatsoever, in law or in equity, whether known or unknown, suspected or unsuspected, which Executive or Executive’s executors, administrators, successors or assigns ever had, now has or may hereafter claim to have by reason of any matter, cause or thing whatsoever; arising from the beginning of time up to the date of the Release: (i) relating in any way to Executive’s employment relationship with the Company or any of the Releasees, or the termination of Executive’s employment relationship with the Company or any of the Releasees; (ii) arising under or relating to the Employment Agreement (as defined in the Retention Agreement); (iii) arising under any federal, local or state statute or regulation, including, without limitation, the Age Discrimination in Employment Act of 1967, as amended by the Older Workers Benefit Protection Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Employee Retirement Income Security Act of 1974, and/or the applicable state law against discrimination, each as amended; (iv) relating to wrongful employment termination or breach of contract; or (v) arising under or relating to any policy, agreement, understanding or promise, written or oral, formal or informal, between the Company and any of the Releasees and Executive; provided, however, that notwithstanding the foregoing, nothing contained in the Release shall in any way diminish or impair: (a) any rights Executive may have, from and after the date the Release is executed; (b) any rights to indemnification that may exist from time to time under the Company’s certificate of incorporation or bylaws, or state law or any other indemnification agreement entered into between Executive and the Company; (c) any rights Executive may have that arise under (or that are preserved by) the Employment Agreement; (d) Executive’s ability to bring appropriate proceedings to enforce the Release; (e) any rights or claims Executive may have that cannot be waived under applicable law or are based on any illegal conduct by the Company; and (f) any claim against any Releasee that brings a claim against Executive (collectively, the “Excluded Claims”). Executive further acknowledges and agrees that, except with respect to Excluded Claims, the Company and the Releasees have fully satisfied any and all obligations whatsoever owed to Executive arising out of Executive’s employment

Exhibit 10.207

with the Company or any of the Releasees, and that no further payments or benefits are owed to Executive by the Company or any of the Releasees.

2.
Executive understands and agrees that, except for the Excluded Claims, Executive has knowingly relinquished, waived and forever released any and all rights to any personal recovery in any action or proceeding that may be commenced on Executive’s behalf arising out of the aforesaid employment relationship or the termination thereof, including, without limitation, claims for back pay, front pay, liquidated damages, compensatory damages, general damages, special damages, punitive damages, exemplary damages, costs, expenses and attorneys’ fees.

3.
Executive acknowledges and agrees that Executive has been advised to consult with an attorney of Executive’s choosing prior to signing the Release. Executive understands and agrees that Executive has the right and has been given the opportunity to review the Release with an attorney of Executive’s choice should Executive so desire. Executive also agrees that Executive has entered into the Release freely and voluntarily. Executive further acknowledges and agrees that Executive has had at least twenty-one (21) calendar days to consider the Release, although Executive may sign it sooner if Executive wishes. In addition, once Executive has signed the Release, Executive shall have seven (7) additional days from the date of execution to revoke Executive’s consent and may do so by writing to: ___________. The Release shall not be effective, and no payments shall be due hereunder, earlier than the eighth (8th) day after Executive shall have executed the Release and returned it to the Company, assuming that Executive had not revoked Executive’s consent to the Release prior to such date.

4.
It is understood and agreed by Executive that the payment made to Executive is not to be construed as an admission of any liability whatsoever on the part of the Company or any of the other Releasees, by whom liability is expressly denied.

5.
The Release is executed by Executive voluntarily and is not based upon any representations or statements of any kind made by the Company or any of the other Releasees as to the merits, legal liabilities or value of Executive’s claims. Executive further acknowledges that Executive has had a full and reasonable opportunity to consider the Release and that Executive has not been pressured or in any way coerced into executing the Release.

6.
The exclusive venue for any disputes arising hereunder shall be the state or federal courts located in the State of Delaware, and each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

Exhibit 10.207

7.
The Release and the rights and obligations of the parties hereto shall be governed and construed in accordance with the laws of the State of Delaware. If any provision hereof is unenforceable or is held to be unenforceable, such provision shall be fully severable, and this document and its terms shall be construed and enforced as if such unenforceable provision had never comprised a part hereof, the remaining provisions hereof shall remain in full force and effect, and the court construing the provisions shall add as a part hereof a provision as similar in terms and effect to such unenforceable provision as may be enforceable, in lieu of the unenforceable provision.

8.	The Release shall inure to the benefit of and be binding upon the Company and its successors and assigns.
IN WITNESS WHEREOF, Executive and the Company have executed the Release as of the date and year first written above.
IMPORTANT NOTICE: BY SIGNING BELOW YOU RELEASE AND GIVE UP ANY AND ALL LEGAL CLAIMS, KNOWN AND UNKNOWN, THAT YOU MAY HAVE AGAINST THE COMPANY AND RELATED PARTIES.

ENDO HEALTH SOLUTIONS INC.	Caroline B. Manogue
.

Dated:	Dated:

Exhibit 10.207

ANNEX B
General Waiver & Release
THIS RELEASE AGREEMENT (the “Second Release”) is made by and between Caroline Manogue (“Executive”) and Endo Health Solutions Inc. (the “Company”).

1.
FOR AND IN CONSIDERATION of the payments and benefits provided in the Retention Agreement between Executive and the Company dated as of [ ], (the “Retention Agreement”), Executive, for herself, her successors and assigns, executors and administrators, now and forever hereby releases and discharges the Company, together with all of its past and present parents, subsidiaries, and affiliates, together with each of their officers, directors, stockholders, partners, employees, agents, representatives and attorneys, and each of their subsidiaries, affiliates, estates, predecessors, successors, and assigns (hereinafter collectively referred to as the “Releasees”) from any and all rights, claims, charges, actions, causes of action, complaints, sums of money, suits, debts, covenants, contracts, agreements, promises, obligations, damages, demands or liabilities of every kind whatsoever, in law or in equity, whether known or unknown, suspected or unsuspected, which Executive or Executive’s executors, administrators, successors or assigns ever had, now has or may hereafter claim to have by reason of any matter, cause or thing whatsoever; arising from the beginning of time up to the date of the Second Release: (i) relating in any way to Executive’s consulting relationship with the Company or any of the Releasees, or the termination of Executive’s consulting relationship with the Company or any of the Releasees; (ii) arising under or relating to the Employment Agreement (as defined in the Retention Agreement); (iii) arising under any federal, local or state statute or regulation, including, without limitation, the Age Discrimination in Employment Act of 1967, as amended by the Older Workers Benefit Protection Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Employee Retirement Income Security Act of 1974, and/or the applicable state law against discrimination, each as amended; (iv) relating to wrongful employment termination or breach of contract; or (v) arising under or relating to any policy, agreement, understanding or promise, written or oral, formal or informal, between the Company and any of the Releasees and Executive; provided, however, that notwithstanding the foregoing, nothing contained in the Second Release shall in any way diminish or impair: (a) any rights Executive may have, from and after the date the Second Release is executed; (b) any rights to indemnification that may exist from time to time under the Company’s certificate of incorporation or bylaws, or state law or any other indemnification agreement entered into between Executive and the Company; (c) any rights Executive may have that arise under (or that are preserved by) the Employment Agreement; (d) Executive’s ability to bring appropriate proceedings to enforce the Second Release; (e) any rights or claims Executive may have that cannot be waived under applicable law or are based on any illegal conduct by the Company; and (f) any claim against any Releasee that brings a claim against Executive (collectively, the “Excluded Claims”). Executive further acknowledges and agrees that, except with respect to Excluded Claims, the Company and the Releasees have fully satisfied any and all obligations whatsoever owed to Executive arising out of

Exhibit 10.207

Executive’s employment with the Company or any of the Releasees, and that no further payments or benefits are owed to Executive by the Company or any of the Releasees.

2.
Executive understands and agrees that, except for the Excluded Claims, Executive has knowingly relinquished, waived and forever released any and all rights to any personal recovery in any action or proceeding that may be commenced on Executive’s behalf arising out of the aforesaid employment relationship or the termination thereof, including, without limitation, claims for back pay, front pay, liquidated damages, compensatory damages, general damages, special damages, punitive damages, exemplary damages, costs, expenses and attorneys’ fees.

3.
Executive acknowledges and agrees that Executive has been advised to consult with an attorney of Executive’s choosing prior to signing the Second Release. Executive understands and agrees that Executive has the right and has been given the opportunity to review the Second Release with an attorney of Executive’s choice should Executive so desire. Executive also agrees that Executive has entered into the Second Release freely and voluntarily. Executive further acknowledges and agrees that Executive has had at least twenty-one (21) calendar days to consider the Second Release, although Executive may sign it sooner if Executive wishes. In addition, once Executive has signed the Second Release, Executive shall have seven (7) additional days from the date of execution to revoke Executive’s consent and may do so by writing to: ___________. The Second Release shall not be effective, and no payments shall be due hereunder, earlier than the eighth (8th) day after Executive shall have executed the Second Release and returned it to the Company, assuming that Executive had not revoked Executive’s consent to the Second Release prior to such date.

4.
It is understood and agreed by Executive that the payment made to Executive is not to be construed as an admission of any liability whatsoever on the part of the Company or any of the other Releasees, by whom liability is expressly denied.

5.
The Second Release is executed by Executive voluntarily and is not based upon any representations or statements of any kind made by the Company or any of the other Releasees as to the merits, legal liabilities or value of Executive’s claims. Executive further acknowledges that Executive has had a full and reasonable opportunity to consider the Second Release and that Executive has not been pressured or in any way coerced into executing the Second Release.

6.
The exclusive venue for any disputes arising hereunder shall be the state or federal courts located in the State of Delaware, and each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified

Exhibit 10.207

or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

7.
The Second Release and the rights and obligations of the parties hereto shall be governed and construed in accordance with the laws of the State of Delaware. If any provision hereof is unenforceable or is held to be unenforceable, such provision shall be fully severable, and this document and its terms shall be construed and enforced as if such unenforceable provision had never comprised a part hereof, the remaining provisions hereof shall remain in full force and effect, and the court construing the provisions shall add as a part hereof a provision as similar in terms and effect to such unenforceable provision as may be enforceable, in lieu of the unenforceable provision.

8.	The Second Release shall inure to the benefit of and be binding upon the Company and its successors and assigns.
IN WITNESS WHEREOF, Executive and the Company have executed the Second Release as of the date and year first written above.
IMPORTANT NOTICE: BY SIGNING BELOW YOU RELEASE AND GIVE UP ANY AND ALL LEGAL CLAIMS, KNOWN AND UNKNOWN, THAT YOU MAY HAVE AGAINST THE COMPANY AND RELATED PARTIES.

ENDO HEALTH SOLUTIONS INC.	Caroline B. Manogue
.

Dated:	Dated:

Exhibit 10.207

ANNEX C
General Waiver & Release
THIS RELEASE AGREEMENT (the “Release”) is made by and between Caroline B. Manogue (“Executive”) and Endo Health Solutions Inc. (the “Company”).

1.
FOR AND IN CONSIDERATION of the services provided in the Retention Agreement between Executive and the Company dated as of January __, 2015, (the “Retention Agreement”), the Company, for itself, its affiliates, parents, subsidiaries, shareholders, successors and assigns, executors and administrators, and each of their subsidiaries, affiliates, predecessors, successors and assigns, now and forever hereby releases and discharges Ms. Manogue, together with all of her past and present affiliates, together with each of their officers, directors, stockholders, partners, employees, agents, representatives and attorneys, and each of their subsidiaries, affiliates, estates, predecessors, successors, and assigns (hereinafter collectively referred to as the “Releasees”) from any and all rights, claims, charges, actions, causes of action, complaints, sums of money, suits, debts, covenants, contracts, agreements, promises, obligations, damages, demands or liabilities of every kind whatsoever, in law or in equity, whether known or unknown, suspected or unsuspected, which the Company or the Company’s affiliates, executors, administrators, successors or assigns ever had, now has or may hereafter claim to have by reason of any matter, cause or thing whatsoever; arising from the beginning of time up to the date upon which the Company signs this Release; provided, however, that the Company is not releasing Executive from any claims based on any illegal conduct by Executive.

2.
The exclusive venue for any disputes arising hereunder shall be the state or federal courts located in the State of Delaware, and each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

3.
The Release and the rights and obligations of the parties hereto shall be governed and construed in accordance with the laws of the State of Delaware. If any provision hereof is unenforceable or is held to be unenforceable, such provision shall be fully severable, and this document and its terms shall be construed and enforced as if such unenforceable provision had never comprised a part hereof, the remaining provisions hereof shall remain in full force and effect, and the court construing the provisions shall add as a part hereof a provision as similar in terms and effect to such unenforceable provision as may be enforceable, in lieu of the unenforceable provision.

Exhibit 10.207

4.	The Release shall inure to the benefit of and be binding upon Executive and its successors and assigns.
IN WITNESS WHEREOF, Executive and the Company have executed the Release as of the date and year first written above.
IMPORTANT NOTICE: BY SIGNING BELOW YOU RELEASE AND GIVE UP ANY AND ALL LEGAL CLAIMS, KNOWN AND UNKNOWN, THAT YOU MAY HAVE AGAINST THE COMPANY AND RELATED PARTIES.

ENDO HEALTH SOLUTIONS INC.	Caroline B. Manogue
.

Dated:	Dated: